                                                                   Exhibit 10.31

                           STOCK PURCHASE AGREEMENT

This Agreement is entered into by and between PACIFIC HERITAGE ASSURANCE COMPANY, an Oregon corporation (referred to as "PHA"), and ANCHOR PACIFIC UNDERWRITERS, INC., and its wholly-owned subsidiary, HARDEN & COMPANY (referred to collectively as "APU"), a Delaware corporation, to be effective as of March 20, 1998.



                                   RECITALS

A. PHA and APU have executed an Agreement for Transfer of Assets and for Administrative Services, effective December 31, 1997, under which agreement APU purchased assets from PHA, provided for insurance and reinsurance coverages for policies and contracts issued by PHA, and agreed to provide administrative services for PHA, all for the purpose of transferring PHA's group health insurance business to APU.

B. APU now desires to purchase from PHA all the outstanding stock of Pacific Heritage Administrators of Nevada, Inc. ("PHA Nevada"), in furtherance of its business of administering health insurance contracts.


NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties, intending to be legally bound, agree as follows:

1.  Purchase of Stock of PHA Nevada by APU. APU will purchase from PHA all of
    ---------------------------------------
    the outstanding stock of PHA Nevada for the sum of $1,000.00. This amount shall be paid in cash upon delivery by PHA to APU of PHA's shares in stock in PHA Nevada, properly endorsed for transfer.

2.  Warranties and Representations of PHA. PHA warrants that it is transferring
    -------------------------------------
    all its outstanding shares of stock of PHA Nevada to APU. PHA warrants that it has the requisite legal authority and approval of its board of directors to sell its shares of stock of PHA Nevada to APU. PHA represents that it is not aware of any liabilities on the part of PHA Nevada, but except as contained in this section 2, PHA makes no warranties or representations of any nature with respect to PHA Nevada. The parties agree that after the transfer of the stock of PHA Nevada to APU, neither PHA, Beneficial Life Insurance Company nor Deseret Management Corporation shall have any liability of any nature with respect to PHA Nevada, whether relating to matters arising prior to the transfer of the stock of PHA Nevada to APU or to matters arising after the transfer of such stock.
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3.   Transfer of Books and Records. PHA agrees that it will deliver to APU along
     -----------------------------
     with the delivery of the PHA Nevada shares of Stock, photocopies of the minutes of the meetings of the board of directors meetings, all of which were held as combined meetings with PHA and its other subsidiaries.

4.   Warranties and Representations of APU. APU warrants that is has the
     --------------------------------------
     requisite legal authority and approval of its board of directors to purchase PHA's shares of stock of PHA Nevada.


5.   Required Approval for PHA. This Agreement is subject to the approval of the
     -------------------------
     board of directors of PHA.

6.   Required Approvals of APU. This Agreement is subject to the approval of the
     -------------------------
     board of directors of Harden & Company.

7.   Entire Agreement. This Agreement, including any amendments and addenda,
     ----------------
     forms the entire agreement between the parties, and there are no understandings between the parties other than as expressed in the Agreement.

8.   Modification and Termination. Except as otherwise provided herein, this
     ----------------------------
     Agreement may be amended or canceled and terminated only by mutual written consent of the parties. Any change or modification to the Agreement will be null and void unless made by amendment to this Agreement and signed by both parties.

9.   Successors and Assigns.  This Agreement is binding upon and inures to the
     ----------------------
     benefit of the parties hereto and their respective successors and assigns.

10.  Notice. Notice or notification with respect to this Agreement shall be
     ------
     mailed or delivered to PHA at its Home Office in Portland, Oregon, with a copy to the President of Beneficial Life Insurance Company at its Home Office in Salt Lake City, Utah or to APU at its corporate headquarters in Concord, California.

11.  Multiple Counterparts. This Agreement may be executed simultaneously in any
     ---------------------
     number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.


IN WITNESS WHEREOF, this Agreement is executed in duplicate on the dates indicated below, each signer warranting that he/she has the requisite authority to execute this Agreement.




                       [Signatures Follow on Next Page]
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PACIFIC HERITAGE COMPANY


By /s/ Kent H. Cameron                         By /s/ Ted Lewis
  -----------------------------                  -----------------------------
       Kent Cameron                                   Ted Lewis

Title  Chairman                                Title  Secretary
     --------------------------                     --------------------------

Date   3/19/98                                 Date   March 19, 1998
    ---------------------------                    ---------------------------


ANCHOR PACIFIC UNDERWRITES, INC.

By /s/ J.R. Dunathan                           By /s/ Earl Wiklund
  -----------------------------                  -----------------------------
       J.R. Dunathan                                  Earl Wiklund

Title  President/C.E.O.                        Title  CFO
     --------------------------                     --------------------------

Date   3-23-98                                 Date   3-27-98
    ---------------------------                    ---------------------------


HARDEN & COMPANY


By /s/  J.R. Dunathan                          By /s/ Earl Wiklund
  -----------------------------                   ----------------------------
        J.R. Dunathan                                 Earl Wiklund

Title   Chairman                               Title  CEO
     --------------------------                     --------------------------

Date    3-23-98                                Date   3-27-98
    ---------------------------                    ---------------------------